GRAND PRIX FUNDS, INC.

Supplement to Prospectus Dated February 28, 2005

On December 15, 2005, the Board of Directors of Grand Prix Funds, Inc. (the “Board of Directors”) determined by unanimous consent to liquidate the Grand Prix Fund and the Grand Prix MidCap Fund (the “Funds”) by February 16, 2006.  However, shareholders will be permitted to redeem their shares of the Funds before that date.  If the Funds have not received your redemption request by February 13, 2006, your shares will be redeemed in cash on February 16, 2006, and you will receive from the Funds your share of the liquidation proceeds, subject to any required withholding.  Liquidation distributions will be issued to all shareholders of record on each account.

The liquidation of the Funds may result in income tax liabilities for investors in the Funds.  As a result, shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is December 15, 2005.